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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): SEPTEMBER 8, 2008

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                      000-52180              20-4748589
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)        Identification No.)


            804 ESTATES DRIVE
                SUITE 100
           APTOS, CALIFORNIA                                    95003
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(Address of Principal Executive Offices)                     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
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                                      N/A
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              (Former name, former address, and formal fiscal year,
                          if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On September 8, 2008, Smoky Market Foods, Inc. (the "Company") issued to a single purchaser a promissory note (the "Note") in the amount of $500,000, together with Series 2008A Warrants (the "Warrants") to purchase 300,000 shares of common stock of the Company, in exchange for $500,000. The Note does not bear interest, is due in full on the two-year anniversary of the issue date and is unsecured. The Warrants have an exercise price of $0.15 per share, expire on September 30, 2013 and contain standard anti-dilution provisions addressing stock splits, reverse splits and similar recapitalization transactions.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         As part of the transaction desscribed in Item 2.03 above, on September 8, 2008, the Company issued the Note and the Warrants in exchange for $500,000. The Warrants entitled the holder to purchase up to 300,000 shares of common stock, have an exercise price of $0.15 per share, expire on September 30, 2013 and contain standard anti-dilution provisions addressing stock splits, reverse splits and similar recapitalization transactions.

         The Warrants were offered and sold in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, based upon the following: (a) the investor confirmed to us that the investor was an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investor was provided with certain disclosure materials and all other information requested with respect to our company; (d) the investor acknowledged that all securities being purchased were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing the securities stating that they were restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (D)      EXHIBITS

                  10.1     Promissory Note dated September 8, 2008

                  10.2     Form of Series 2008A Warrant


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated:  September 10, 2008           By /s/ Edward Feintech
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                                        Edward Feintech, Chief Executive Officer



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